UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 2 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-22229
(Commission File Number)

42-1321776
(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

INFORMATION TO BE INCLUDED IN THIS REPORT

EXPLANATORY NOTE:

This Amendment No. 2 to Current Report on Form 8-K/A amends the Current Reports on Form 8-K filed by Vital Images, Inc. (“Vital Images”) with the Securities and Exchange Commission (“SEC”) on May 3, 2004 and February 26, 2004 to report its acquisition of HInnovation, Inc. (“HInnovation”).

Vital Images is filing this Amendment No. 2 to correct typographical errors in the Unaudited Pro Forma Combined Consolidated Financial Statements and to correct the accounting treatment of HInnovation’s stock-based compensation, as well as to correct minor typographical errors and to make certain other elective improvements in the audited financial statements of HInnovation.

The Unaudited Pro Forma Combined Consolidated Statement of Operations and the Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements, which were included in Exhibit 99.3 to Amendment No. 1, have been amended to correct the pro forma treatment of HInnovation's stock-based compensation and related tax effect and to correct typographical errors in the introductory section of Exhibit 99.3 and in Note 2. These changes do not affect the Unaudited Pro Forma Combined Consolidated Balance Sheet included in Exhibit 99.3 to Amendment No. 1 filed on May 3, 2004.

In addition, certain typographical errors have been corrected and other elective improvements have been made in the Report of Independent Registered Public Accounting Firm on the audited financial statements of HInnovation, the Consolidated Balance Sheets as of December 31, 2003 and 2002 for HInnovation, and Notes 2 and 8 to the Consolidated Financial Statements of HInnovation, all of which were included in Exhibit 99.2 to Amendment No. 1. These changes do not affect the Consolidated Statements of Operations, the Consolidated Statements of Changes in Stockholders' Equity (Deficit) and Comprehensive Loss, or the Consolidated Statements of Cash Flows of HInnovation included in Exhibit 99.2 to Amendment No. 1 filed on May 3, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)          Financial Statements of Businesses Acquired

The following historical financial statements of HInnovation, Inc., together with the report thereon signed by PricewaterhouseCoopers LLP, are filed as Exhibit 99.2 to this report:

1.          Balance Sheets at December 31, 2003 and 2002.

2.          Statements of Operations for the years ended December 31, 2003 and 2002 and Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

3.          Statements of Changes in Stockholders’ Equity and Comprehensive Loss, Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

4.          Statements of Cash Flows for the years ended December 31, 2003 and 2002 and Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

5.          Notes to Financial Statements.

(b)                                 Pro Forma financial information:

The Pro Forma Combined Consolidated Balance Sheet as of December 31, 2003 and the Pro Forma Combined Consolidated Statements of Operations for the fiscal year ended December 31, 2003 are filed as Exhibit 99.3 to this report.

(c)                                  Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Description

2.1

Acquisition Agreement and Plan of Reorganization by and among Vital Images, Inc., HInnovation Acquisition, Inc., HInnovation, Inc. and Hui Hu and JMS Co. Ltd. dated as of January 8, 2004 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 26, 2004 (File No. 0-22229)).

23.1	Consent of PricewaterhouseCoopers LLC (filed herewith electronically)

99.1

Press Release Announcing the Completion of the Acquisition of HInnovation dated as of February 19, 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 26, 2004 (File No. 0-22229))

99.2	HInnovation, Inc. Historical Financial Statements (filed herewith electronically)

99.3	Unaudited Pro Forma Combined Consolidated Financial Statements (filed herewith electronically)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2004	VITAL IMAGES, INC.

	By:	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice-President, Finance
(Chief Financial Officer and Chief Accounting Officer)